[GRAPHIC] 800.355.4570

[FIRST SECURITY BENEFIT LIFE INSURANCE
AND ANNUITY COMPANY OF NEW YORK LOGO]

March 16, 2010

VIA EDGARLINK
Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Subj:	T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York
1940 Act Registration Number: 811-08726
1933 Act Registration Numbers: 033-83240
CIK: 0000928973
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
T. Rowe Price Equity Series, Inc.	0000918294	February 24, 2010
T. Rowe Price Fixed Income Series, Inc.	0000920467	February 24, 2010
T. Rowe Price International Series, Inc.	0000918292	February 24, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

CHRIS SWICKARD

Chris Swickard
Assistant General Counsel
First Security Benefit Life Insurance
   and Annuity Company of New York

800 Westchester Avenue * Suite 641N. * Rye Brook, New York 10573